FIRST LEASE AMENDMENT

      This First Lease Amendment (this "First Amendment") is made as of this 29th day of June, 1994 between RIMCO XII, INC., a Florida corporation, as successor in interest to ADMIRALTY MANAGEMENT COMPANY (the "Lessor") and ADMIRALTY BANK, a state chartered commercial bank (the "Lessee").

                                    RECITALS:

      WHEREAS, Lessor or its predecessor interest and Lessee entered into that certain lease (the "Lease") dated October 14, 1988 for the premises (the "Premises") described as Suites 100 and 200 in Admiralty II, Tower A, located at 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

      WHEREAS, Lessor and Lessee have agreed to reduce the Base Rent payable under the Lease and to extend the term of the Lease as set forth in and subject to the following:

      NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), by each party in hand paid to the other and the mutual agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that:

      1. RECITALS. The above recitals are true and incorporated herein by this reference.

      2. TERM OF LEASE. Lessor and Lessee hereby agree that the term of the Lease for the entire Premises is hereby extended by four years and the expiration of the term for the entire Premises is hereby changed from October 31, 1994 (the original expiration date) to October 31, 1998.

      3. BASE RENT. Lessee agrees to pay Lessor as Base Rent for the Extended Term the sum of $539,240.00 for the rental of the Premises. Such Base Rent shall be paid on a monthly basis in the sum of $11,234.17 per month plus applicable sales taxes thereon. The monthly payments shall be payable in advance on the first day of each and every month during the Extended Term. If a monthly installment is not paid on the due date, Lessee shall be deemed in breach of the Lease and Lessor shall have the remedies described in Paragraph 15 of the Lease, including the right to accelerate the payments due under the Lease. In addition to the remedies in Paragraph 15 of the Lease, upon failure to make timely payments, Lessor may collect a "late charge" not to exceed an amount equal to 10% of any monthly payment which is not paid within five (5) days of the due date thereof, to cover the extra expense involved in handling delinquent payments. Provided, however, in no event shall the collection of the late charge be deemed a waiver by Lessor of any of its other rights or remedies under the Lease as modified by this First Amendment.

      4. ADDITIONAL RENT AND RENT ESCALATION. In addition to Base Rent, Lessee shall be required to pay Additional Rent (including, without limitation, electric charges), Lessee's proportionate percentage of any increase in taxes and insurance, increases in Base Rent pursuant to the Consumer Price Index adjustments contained in the Lease and all other rent, taxes, impositions, increases, rent escalations and other amounts as more particularly set forth in the Lease, including, without limitation, all sums and other amounts payable pursuant to Paragraph 33 of the Lease.

      5. RENEWAL ADDENDUM. The Renewal Addendum attached as Exhibit A to the Lease is hereby deleted in its entirety. Notwithstanding anything to the contrary contained in the Lease, Lessee shall not have an option to renew or extend the Lease at the expiration of the term as extended by this First Amendment.

      6. EFFECTIVE DATE AND MODIFICATION. This First Amendment shall be effective as of the 29th day of June, 1994. Lessor and Lessee acknowledge that the Lease, as amended hereby, remains in full force and effect without breach or default by Lessor, and on the date hereof, Lessee has no offsets, defenses or claims regarding the performance of any of its obligations under the Lease, and the Lease, as amended hereby, is mutually ratified, confirmed and approved in all respects.

      7. ESCROWED FUNDS. Promptly after Lessor's execution of this First Amendment, Lessor shall return to Lessee the sum of $58,971.90 which was previously escrowed by Lessor pursuant to that certain restructuring proposal, (the "Proposal") by Lessor' s predecessor in interest dated April 26, 1993.

      8. LIENS. The right, title and interest of Lessor in all or any portion of the Premises or the building (the "Building") in which the Premises are located or the land (the "Land") on which the Building is located shall not be subject to any liens arising directly or indirectly out of any improvements, alterations or changes made to the Premises, Building or Land by or on the behalf of Lessee, its officers, employees, servants or agents. Lessee shall promptly pay for all materials supplied and work done with respect to the Premises, Building or Land. Lessee covenants and agrees that it shall not incur any indebtedness giving a right to a lien of any kind or character upon the right, title or interest of Lessor in and to all or any portion of the Premises, Building or Land. Pursuant to Section 713.10, Florida Statutes, as amended from time to time, the parties will, at the option of Lessor, execute, acknowledge and deliver a Short Form of Lease in the form required by Lessor. If any lien resulting from work contracted for by Lessee shall be filed against all or any part of the Premises, Building or Land, then Lessee shall cause the same to be discharged or transferred to bond in a manner as provided by law within 10 days after the filing of the lien by the lienor upon the public records. Failure to do so shall constitute a default hereunder and Lessor shall have the right to remove such lien by bonding or payment and the cost thereof shall be paid immediately from Lessee to Lessor. Lessee has no right or authority to create any mechanics' or materialmen's lien on the Premises, Building or Land or Lessor's right, title or interest therein and Lessee shall so notify all suppliers of labor or

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



materials, in writing, and obtain written acknowledgment thereof, prior to ordering such labor or materials. Lessee agrees to indemnify and save harmless Lessor from any and all liabilities, expenses, costs, expenditures or otherwise, including attorneys' fees at all judicial levels, for breach of this provision.

      9. BANK DRIVE-THRU. Lessee has requested that Lessor consent to Lessee's construction of the bank drive-thru facility (the "Drive-Thru Improvements") as reflected in the site plan (the "Site Plan") attached hereto and made a part hereof as Exhibit A. Lessor hereby agrees to permit the installation by Lessee of the Drive-Thru Improvements provided all of the following are satisfied:

      A. Lessee must submit reasonably detailed final plans and specifications and working drawings of the Drive-Thru Improvements and the name of its contractor at least thirty (30) days before the date it intends to commence the Drive-Thru Improvements.

      B. The Drive-Thru Improvements shall be approved by all appropriate governmental agencies, and all applicable permits and authorizations shall be obtained by Lessee at its sole cost and expense before the commencement of the Drive-Thru Improvements. It shall be Lessee's sole responsibility to obtain all permits, licenses, authorizations and other approvals for the Drive-Thru Improvements and Lessor makes no representations or warranties regarding same.

      C. The Drive-Thru Improvements shall be commenced no later than 8/1/94 and completed no later than 12/1/94 with due diligence and in compliance with the plans and specifications and working drawings approved by Lessor and in accordance with all applicable laws.

      D. Before commencing the Drive-Thru Improvements and at all times during construction, Lessee's contractor shall maintain insurance as reasonably required by Lessor.

      E. The Drive-Thru Improvements shall be performed in a manner which will not interfere with the operation, access, use, and/or quiet enjoyment of the tenants, customers, invitees, guests and/or personnel of the Building or of the Radisson Hotel (the "Radisson Hotel") located adjacent to the Building.

      F. The Drive-Thru Improvements made shall remain on and be surrendered with the Premises on the expiration or termination of the term of the Lease.

      G. Notwithstanding anything to the contrary contained in the Lease, Lessee shall at: its sole cost and expense maintain in good repair and replace ifnecessary the Drive-Thru Improvements, including, without limitation, the fabric canopies, roof, columns, ATM machines, traffic lights, drive-thru windows, concrete beams, planting areas, customer units, parking areas, sidewalks and driveways.

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      H.    In no event shall the Drive-Thru Improvements or the use or operation of such bank drive-thru in any manner whatsoever and at any time impair, impede, obstruct or delay access to the Building or to the Radisson Hotel by tenants, customers, invitees, guests, personnel or other persons whomsoever.

      I. The Drive-Thru Improvements shall comply in all respects with all other terms, conditions and provisions of the Lease as modified by this First Amendment, including, without limitation, the provisions of paragraph 8 (Liens) of this First Amendment.

      J. All costs and expenses related to the Drive-Thru Improvements shall be paid by Lessee.

      10. CONFLICT. To the extent that any of the provisions of this First Amendment conflict with any of the provisions, terms or conditions contained within the Lease, or in correspondence between Lessor and Lessee, then and in that event, the provisions of this First Amendment shall prevail in construing or interpreting the Lease, of which this First Amendment is a part.

      11. BROKERS. Lessor and Lessee represent to each other that no broker brought about this First Amendment and that neither party has consulted with any broker on its part in connection herewith, and each party does hereby indemnify the other party against any claim for a commission.

      12. AUTHORITY. Lessee is a duly authorized and existing state chartered commercial bank qualified to do business in the state in which the Premises are located, and Lessee has full right and authority to enter into this First Amendment, and each of the persons signing on Lessee's behalf are authorized to do so. In addition, Lessee warrants that it is not necessary for any other person, firm, corporation or entity to join in the execution of this Lease to make Lessee's execution complete, appropriate and binding.

      13. ENTIRE AGREEMENT. This First Amendment and the Lease constitute the entire Agreement between Lessor and Lessee concerning the Premises and supersede and replace all prior agreements including, without limitation, the Proposal, and there are no other agreements or understandings between them either oral or written.

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      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first written above.


Signed, Sealed and Delivered                    LESSOR:
in the Presence of:

                                                RIMCO XII, INC.,

                                                a Florida corporation
/s/  -
------------------------

/s/ Tanya McCrary                               By: /s/  -
------------------------                            ------------------------
                                                    (CORPORATE SEAL)


                                                LESSEE:

                                                ADMIRALITY BANK,
                                                a state chartered commercial
                                                bank

/s/  -
-----------------------

/s/  -                                          By: /s/ Keith F. Duffy
-----------------------                             -------------------------
                                                    (CORPORATE SEAL)

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



                                      LEASE

THIS Lease made and dated ___________________19__, by and between ADMIRALTY MANAGEMENT COMPANY,

4440 PGA Blvd., Suite 501, Palm Beach Gardens, FI 33410 hereinafter called the LESSOR, and ADMIRALTY BANK

whose address is 1205 U. S. Highway #1, Juno Beach, FL 33408 hereinafter called the LESSEE,

WITNESSETH:

The parties agree as follows:

     1. PREMISES. That in consideration of the sum of EIGHTEEN THOUSAND ONE HUNDRED SEVENTY- DOLLARS paid by the Lessee, which said sum is hereby acknowledged to have been received as part payment of rents accruing under this Lease, and in the further consideration of the covenants, agreements and conditions herein contained on the part of the Lessee to be kept, done and performed, the said Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, upon all of the terms and conditions hereinafter set forth, the following described space:

Suite #100&200 in the ADMIRALTY II TOWER A located in Palm Beach Gardens, FL hereinafter referred to as the Premises.

     2. ACCEPTANCE OF PREMISES. The Premises shall be available for occupancy approximately on or before November 1, 1989 provided, however, that Lessor shall not be responsible for any delays occasioned by strikes, work stoppages or other matters beyond the control of Lessor, or acts of God. By occupying the Premises as a tenant, Lessee accepts the Premises as constructed and acknowledges that the Premises are in proper condition as agreed upon between the parties hereto. This Lease shall not be rendered void or voidable by the inability of Lessor to deliver possession to Lessee on the date set forth above, and Lessor shall not be liable to Lessee for any loss or damage suffered by reason of such delay. Lessee hereby accepts the Premises in the condition they are in at the beginning of this Lease and agrees to maintain said Premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Lease, and to make good to said Lessor immediately upon demand, any damage to the Premises, or any portion thereof, or any fixtures, appliances or appurtenances of said Premises, or of the building of which the Premises are a part, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of the Lessee. Lessee accepts the premises without warranty, either express or implied, as to the condition or repair thereof.

     3. TERM OF LEASE. The term of this Lease shall commence on the date of occupancy of the Premises of Lessee, which date shall be not more than ten (10) days after completion of the Premises as evidenced by a Certificate of Occupancy obtained by Lessor from Palm Beach Gdns

The term of this Lease shall continue from said date for a period of 120 months thereafter.

     4. RENT. Lessee agrees to pay to Lessor the Base Rent and Additional Rent as described below and any reference to rent herein shall specifically include Base Rent and Additional Rent, as adjusted.

     (a) Base Rent. Lessee agrees to pay to Lessor the sum of Two million one hundred eighty thousand four hundred Dollars ($2,180,400) for rental of the Premises, said sum hereinafter referred to as "Base Rent." The Base Rent shall be paid on a monthly basis in the sum of eighteen thousand one hundred Dollars ($18,170.00) per month, which sum includes the monthly Base Rent, plus sales tax thereon. The monthly payments shall be payable in advance on the first day of each and every month during the term hereof, with the first and last month's rent being payable upon execution of this Lease. Provided, however, if any monthly installment is not paid on the due date, Lessee shall be deemed in breach hereof and Lessor shall have the remedies described in Paragraph 15, including the right to accelerate the payments due under the Lease.

     In addition to the remedies in Paragraph 15, upon failure to make timely payment, Lessor may collect a "late charge" not to exceed an amount equal to ten percent (10%) of any monthly payment which is not paid within five (5) days of the due date thereof, to cover the extra expense involved in handling delinquent payments. Provided, however, in no event shall the collection of the late charge be deemed a waiver by Lessor of any of its other rights or remedies under this Lease.

     (b) Additional Rent. The sums described below shall be deemed to be Additional Rent (i) Electric Charge. The sum of One Thousand Seven hundred eighty Dollars ($1,780.00), representing electric current to be supplied to the Premises by Lessor, plus sales tax thereon, which shall be paid monthly, in advance, on the first day of each and every month during the term hereof, with the first and last month's electric charge being payable upon execution of this Lease. This sum may be adjusted by Lessor on a monthly basis in accordance with the actual usage and cost of electricity to Lessor, relative to the building in which the Premises are located, the attendant parking facilities and related grounds, as further described in Paragraph 33(d).

     (ii) Any additional charges described in Paragraph 33, as applicable.

     5. USE OF PREMISES. The Premises may be used only for General Offices. Lessee will make no other use of the Premises, or any portion thereof, without the express written consent of Lessor, which consent may be withheld in Lessor;s sole discretion. Any such other use shall be deemed to be a breach of this Lease. Without limitation, in no event will the Premises, or any portion thereof, be used as medical or dental offices. Additionally, Lessee shall neither use nor occupy the Premises, or any part thereof, for any unlawful, disreputable or ultra-hazardous business purpose nor operate or conduct his business in a manner constituting a nuisance of any kind. Lessee shall immediately, on discovery of any unlawful, disreputable or ultra-hazardous use, take appropriate action to halt such activity.

     6. CARE OF PREMISES. Lessor at its expense shall maintain in good repair the outside walls and roof of the building and the surface of all parking areas, sidewalks and driveways, and the structural soundness of the building. Lessee at its expense shall maintain and keep in good repair the inside of the Premises including the plumbing, electrical wiring, interior walls, partitions and windows, floor coverings, and Lessee shall be responsible for all damage to glass. Lessee shall not make any alterations in the Premises without prior written consent of the Lessor. Lessee shall not perform any acts or carry on any practice which may injure the Premises or be a nuisance or menace to other tenants in the building and Lessee shall keep the Premises under its control clean and free from rubbish at all times. Any and all structural repairs and/or improvements to the interior of the Lessee's Premises including carpeting shall remain the property of the Lessor upon termination of the Lease, and only shall be made in accordance with all applicable rules, regulations, ordinances and appropriate licenses required thereof. all janitoral service on the interior of the Premises shall be furnished by the Lessee at Lessee's cost, and the exterior of the Premises and the parking and other common areas shall be maintained and cared for at Lessor's cost. All trash and rubbish shall be placed in receptacles designated by Lessor and Lessor shall cause the removal of all trash and rubbish from the office building at Lessor's cost. All improvements made by the Lessee to the Premises which are so attached to the Premises that they cannot be removed without injury to the Premises as well as all carpeting, window blinds and verticals, shall become the property of the Lessor upon installation. Not later than the last day of the term of the Lease, Lessee, at its expense, shall remove all of the Lessee's personal property which has not become the property of the Lessor and surrender the Premises in as good condition as they were at the beginning of the term of this Lease, reasonable wear and tear excepted. All property of the Lessee remaining on the Premises after the last day of the term of this Lease shall conclusively be deemed abandoned and may be removed by the Lessor, and the Lessee shall reimburse the Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

     7. UTILITIES. Lessor shall provide water and electric service to the Premises in accordance with the provisions of Paragraph 4(b) (i) and 8. Additional utility services will be provided by Lessor, if requested by Lessee, but the cost of said additional services shall be borne by Lessee.

     8. SERVICES. Lessor shall furnish the following services: (a) air conditioning and heat, whichever be required from 8:00 A.M. to 6:00 P.M., Monday through Friday, excluding legal holidays; (b) cold water for lavatory purposes without charge, but if a further supply of water is required by Lessee, Lessee shall, at its expense, install (and shall thereafter maintain at Lessee's expense) a water meter to register such consumption, and Lessee shall pay as additional rent, when and as bills are rendered, for water consumed, at the cost to the Lessor, and for sewer rents and all other rents and charges based upon such consumption of water; (c) janitorial service for the hallways and common areas of the building.

     9. TAXES. Lessor shall pay all real estate taxes assessed against the underlying real property and improvements upon which the Premises are located. Lessee shall pay all taxes assessed upon personal property in the Premises, including trade fixtures and inventory.

     10. SIGNS. In order to maintain the general architectural theme and aesthetic beauty of the office building, no sign, picture, or other advertising material shall be affixed to the interior of any glass window or door of the Premises or affixed to the office building itself, or erected or constructed on any exterior part of the office building


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


property without the prior written approval of the Lessor. No temporary sign shall be placed upon any glass window or door. In the event the Lessee violates any of the provisions of this paragraph or fails to obtain the written consent of the Lessor or otherwise erects or maintains any sign or advertising which is not in the opinion of Lessor in general conformity with the architectural theme and aesthetic beauty of the office building, Lessor may, without notice and at Lessee's expense, remove any such sig and may, if necessary, enter upon the Premises to remove such sign without being deemed guilty of trespass or incurring any liability whatsoever to Lessee. Lessor shall erect and maintain a lighted directory at the office building entrance advertising the place of business of all floor tenants of the office building.

     11. PARKING. It is hereby agreed and understood by all parties of this Lease that Lessee and all of its employees and associates shall park on the third floor of the parking garage located directly to the south of the Premises. It is agreed that any vehicle of Lessee or its employees and associates that is parked (without Lessor's express written consent) on the first or second level of the parking garage will be towed away at the vehicle owner's expense. Lessee agrees to notify all of its employees and its associates of this restriction on first and second floor parking. Lessee agrees to hold Lessor harmless from any and all claims that might arise while towing cars of Lessee's employees and its associates, who should violate the terms of this Lease as they pertain to parking. The Lessor retains the right and/or privilege to authorize first and second floor parking rights on case-by-case basis, under a written agreement with building occupants concerned.

     12. LIABILITY INSURANCE. Lessee shall, at its own cost and expense, maintain in force continuously through the term of this Lease, public liability insurance covering the Premises with limits of $100,000.00 for death or injury to one person, $300,000.00 for the death or injury to more than one person, and $25,000.00 for property damage, and shall upon request of Lessor, furnish Lessor a certificate of the insurer that such insurance is in force, as stated, and may not be cancelled or amended with respect to Lessor without ten (10) days notice by registered mail. In the event that Lessee's use of the Premises causes an increase in the insurance of the building, then Lessee shall pay the differential caused by his, the Lessee's individual use and occupancy.

     13. LIGHTING. All interior light fixtures shall be at Lessor's expense and any lighting fixtures permanently affixed to the Premises shall become a part of the Premises and shall be left upon the Premises at the expiration of this Lease. The Lessee, at his expense, shall replace all interior light bulbs located within his Premises. Lessor shall maintain and operate all night lighting as required by law and shall furnish garden lighting in the parking areas.

     14. ASSIGNMENT. Notwithstanding any other provisions of this Lease, this Lease shall not be assigned, mortgaged, or sublet in whole or in part by Lessee without the prior written consent of Lessor, which consent may be withheld by Lessor at Lessor's sole discretion.

     15. DEFAULT. In the event the Lessee shall default in the payment of the rental as required by this Lease, or shall default in any of the terms and conditions hereof, such default shall be considered a material and significant breach of this Lease. Upon such breach, Lessor may: (a) retake possession of the Premises for the account of Lessee, (b) accelerate the payments due under this Lease so that all installments of rent for the entire term of the Lease, including Base Rent and Additional Rent, shall become immediately due and payable, (c) take any and all actions necessary to correct such default, at Lessee's sole cost and expense, or (d) enforce the full and complete performance of all of the terms of this Lease in any manner provided by law or equity, including, without limitation, the right of specific performance. In the event of any breach of any of the terms and conditions of this Lease or a default thereunder, the party causing such breach or default shall hold the other party harmless and shall pay all costs and expenses incurred in connection with the enforcement of the terms of this Lease, including, without limitation, court costs and reasonable attorneys' fees, including those arising out of any declaratory or appellate action. Attorneys' fees incurred by any party as a result of a breach by the remaining party shall be collectible whether or not suit is actually brought to enforce the terms of the Lease.

     16. RECORDING. This Lease shall not be filed for public record.

     17. RETURN OF DEPOSIT. If, for any reason whatsoever, the Lessor shall be unable to deliver Premises in accordance with the provisions hereof, it is agreed that the Lessor's liability shall be limited to the return of the payment made by the Lessee on the signing hereof, and upon the return of said sum, this Lease shall be null and void.

     18. ABATEMENT OF RENT. In the event the Premises are destroyed or damaged by fire, rain, wind, or other cause beyond the control of Lessee, the rent due hereunder shall abate during the period that the Premises are untenable and the Lessor shall repair and restore the Premises within a reasonable time. If the damage results from the fault of Lessee or Lessee's agents, servants, visitors or licenses, Lessee shall not be entitled to any abatement or reduction or rent, except to the extent, if any, that Lessor receives the proceeds of rent insurance in lieu of such rent.

     19. CONTINUAL USE. If in the event hereinbefore described Premises are vacant or closed for business for a period of ten consecutive calendar days, or not used for the purpose for which they were rented, same shall be grounds for eviction and/or termination of this Lease at the sole discretion of the Lessor.

     20. HEIRS, SUCCESSORS, ETC. This Lease shall bind and inure to the parties hereto and to their heirs, successors, executors, administrators, and permitted assigns. In the event Lessor and any successor owner of the Premises shall convey or otherwise dispose of the Premises and/or the building of which the Premises forms a part, all liabilities and obligations of Lessor under this Lease shall terminate.

     21. LESSOR'S RIGHT TO COLLECT RENT FROM ANY OCCUPANT. If (a) the Premises are underlet or occupied by anybody other than Lessee and Lessee is in default hereunder, or (b) this Lease is assigned by Lessee, then Lessor may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of such assignee, under-tenant or occupant as Lessee, or a release of Lessee from further performance of the covenants herein contained.

     22. LESSOR'S RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency) cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorneys' fees, incurred by Lessor in doing so) (whether paid by Lessor or not), together with interest at the maximum rate from time to time permitted by law, shall be deemed additional rent payable on demand.

     23. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if mailed by registered or certified mail return receipt requested in a postpaid envelope addressed (a) if to Lessee, at the building and (b) if to Lessor, at Lessor's address first above set forth, or at such other address as Lessee or Lessor, respectively, may designate in writing. Any notice by Lessor to Lessee shall also be deemed duly given if personally delivered to Lessee at the building. Notice shall be deemed to have been duly given, if delivered personally, upon delivery thereof, and if mailed, upon the 3rd day after the mailing thereof.

     24. LESSOR'S RIGHT TO INSPECT AND REPAIR. Lessor may, but shall not be obligated to enter the Premises at any reasonable time, on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements and additions in, to, on and about the Premises or the building, as Lessor deems necessary or desirable. Lessee shall have no claim or cause of action against Lessor by reason thereof.

     25. RULES AND REGULATIONS. Lessee shall observe and comply with the rules and regulations hereinafter set forth under Exhibit C, which is made part hereof, and with such further reasonable rules and regulations as Lessor may prescribe, on written notice to Lessee, for the safety, care and cleanliness of the building and the comfort, quiet and convenience of other occupants of the building. Failure by Lessee to observe and comply with said rules and regulations, as amended from time to time, will be deemed to be a breach of the Lease by Lessee.

     26. SEPARABILITY. If any term of this Lease or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     27. INDEMNITY. Lessee hereby agrees to indemnify Lessor against and hold harmless from any and all damages, liability, costs and expense, including attorneys' fees and disbursements, arising out of any injury or damage to persons or property in or on the Premises, the building in which the Premises are located, the attendant parking facilities and related grounds or as a result, in whole or in part, of any action or failure to take action by Lessee, its servants, agents, employees, guests, licenses and contractors. In case Lessor shall be made a party to any litigation commenced by or against Lessee, Lessee shall protect and hold Lessor harmless and pay all costs and expenses and reasonable attorneys' fees at the trial and appellate levels.

     28. RELOCATION. Lessee agrees that Lessor may relocate Lessee to other space in the building containing at least the same amount of rentable space as is contained in the Premises, provided that the costs of relocating Lessee and the cost of altering the new space to make it comparable to the Premises is borne by Lessor.

     29. AUTHORITY. In the event Lessee is a corporation, Lessee represents that the execution and delivery of this Lease has been authorized by its Board of Directors.

     30. LESSOR'S LIMITED LIABILITY. Lessee agrees that it shall not seek any monetary or other damage against Lessor for any default in the performance of any of the terms, conditions, covenants, agreements or obligations to be performed by Lessor hereunder and that it shall not seek any specific performance of any of the foregoing by injunction or other court order, but shall look solely to the building for the satisfaction of any and all rights which it may have by reason of any such default hereunder.

     31. QUIET ENJOYMENT. Lessor covenants that if and so long as Lessee pays the rent and additional rent and performs the covenants hereof, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

     32. WAIVER OF JURY TRIAL. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

     33. RENT ESCALATION. (a) Definitions. For the purpose of this Paragraph 33, the following terms shall have the meanings set forth:

        (1) "Taxes" shall mean the aggregate amount of real estate taxes and assessments imposed upon the real property on which the Premises are (or will be) located, to include attendant parking facilities relative to such building, atrium, and the grounds surrounding said building (any assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments), including any tax excise or fee payable with respect to any rent and levied against Lessor in substitution, in whole or in part, for taxes presently imposed upon the real property on which the Premises are (or will be) located and/or the building in which the Premises are (or will be) located or the occupancy, rents or income therefrom, in substitution for, or in addition to, any of the foregoing taxes.

        (2) "Assessed Valuation" shall mean the amount for which the real property on which the Premises are (or will be) located, attendant parking facilities relative to such building, atrium, and the grounds surrounding said building, are assessed for the purpose of imposition of Taxes.

        (3) "Insurance" shall mean any and all hazard, fire, flood, casualty, liability, umbrella, and other insurance purchased by Lessor, as determined in its sole business judgment and discretion, to cover the building in which the Premises are (or will be) located, the attendant parking facilities relative to such building, atrium, and the grounds surrounding such building.

        (4) "Index" shall mean the "Revised Consumers' Price Index" (1982-1984 =
100) published by the Bureau of Labor Statistics of the United States Department of Labor for all Urban Consumers, U.S. city average, all items. If the Index shall hereafter be converted to a different standard reference base used on the date of commencement of this Lease, the determination of the increased rental as described below shall be made by reference to such conversion factor, formula or table for converting the Indes as may be published by the Bureau of Labor Statistics, or if such Bureau shall not publish same, then by reference to such conversion factor, formula or table as may be published by Prentice Hall, Inc. or, failing such publication, by any other nationally recognized publisher of similar statistical information chosen by Lessor. If the Index shall cease to be published, there shall be substituted therefor a price index (or a combination of indices, with such adjustments as may be required to afford compatibility) published by the Bureau of Labor Statistics or successor governmental agency which is intended to be representative of substantially similar changes in the cost of living of the United States as a whole.

        (5) "Comparison Index" is the Index in January of each succeeding year under the Lease term, or any renewal thereof.

        (6) "Base Year" shall mean the calendar year within which occurs the commencement date of this Lease.

        (7) "Base Month" shall mean the calendar month within which occurs the commencement date of this Lease.

        (8) "Comparison Year" is each calendar year occurring during the term of this Lease or any renewal thereof, after the Base Year.

        (9) "Base Taxes" shall mean the Taxes payable for the Base Year.

        (10) "Base Insurance Cost" shall mean the cost to Lessor of providing the Insurance during the Base Year of the Lease.

        (11) "Base Electric Cost" shall mean the cost to Lessor of supplying electric service to the building on which the Premises are located, attendant parking facilities relative to such building, atrium, and the grounds surrounding said building during the Base Month.

        (12) "Lessee's Proportionate Percentage is 13.0%". (b) Taxes. (1) If the Taxes payable for any calendar year (any part or all of which falls within the Lease term or any extension thereof) shall represent an increase above the amount payable in the Base Year, then the Base Rent payable under this Lease for such calendar year (Comparison Year), and thereafter until Lessee is notified of any additional increase, shall be increased by the Lessee's Proportionate Percentage of the increase. The taxes shall be computed on the basis of the Assessed Valuation in effect at the time Lessee is notified of such increase (as the same may have been settled or finally adjudicated prior to such time), regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed Valuation, but shall be subject to subsequent adjustment as provided in subparagraph (3).

        (2) At any time during or after any Comparison Year, Lessor shall send to Lessee a comparative statement showing: (x) a comparison of the Taxes for the Comparison Year with the Base Taxes and the resulting increase in Taxes, and (y) the amount of the increase in Lessee's Annual Base Rent attributable to such increase (which shall be determined by multiplying Lessee's Proportionate Percentage by the amount of such increase.) On the first day for the payment of a monthly rent installment following the furnishing to Lessee of the said comparative statement, (i) Lessee shall pay to Lessor as additional rent, a sum equal to 1/12th of Lessee's Proportionate Percentage of such increase, multiplied by the number of months (and any fraction thereof) of the Lease term then elapsed since January 1st of the Comparison Year for which the increase is applicable, and (ii) thereafter, commencing with the then current monthly rent installment, and continuing monthly thereafter, until a new comparative statement is sent to Lessee, Lessee shall pay as additional rent, together with the monthly installments of rent, an amount equal to 1/12th of Lessee's Proportionate Percentage of said increase.

        (3) If after a comparative statement has been sent to Lessee, the Assessed Valuation which had been utilized in computing the Taxes for a Comparison Year is reduced (as a result of settlement, final determination of Legal proceedings or otherwise), and as a result thereof a net refund of Taxes (i.e., the amount of refund, exclusive of any interest included therein, less all expenses and costs, including counsel and experts' fees incurred in connection with obtaining such reduction and refund), is actually received by or on behalf of Lessor, then promptly after receipt of such net refund, Lessor shall send to Lessee a statement adjusting the Taxes for such Comparison Year and setting forth such net refund and Lessee's Proportionate Percentage thereof and Lessee shall be entitled to receive such Percentage by way of a credit against the rent next becoming due after the sending of such statement, provided, however, that Lessee's share of such net refund shall be limited to the amount, if any, which Lessee has theretofore paid to Lessor as increased rent for such Comparison Year on the basis of the Assessed Valuation before it had been reduced.

     (c) Insurance. (1) If the cost of Insurance for any calendar year ((any part or all of which falls within the Lease term or any extension thereof) shall represent an increase above the Base Insurance Cost, then the Base Rent payable under this Lease for such calendar year ("Comparison Year") and thereafter until Lessee is notified of any additional increase, shall be increased by Lessee's Proportionate Percentage of the increase.

        (2) At any time during or after any Comparison Year, Lessor shall send to Lessee a comparative statement showing: (x) a comparison of insurance cost for the Comparison Year with the Base Insurance Cost and the resulting increase in cost to Lessor, and (y) the amount of increase in Lessee's Annual Base Rent attributable to such increase (which shall be determined by Multiplying Lessee's Proportionate Percentage by the amount of such increase). On the first day for the payment of a monthly rent installment following the furnishing to Lessee of said comparative statement, (i) Lessee shall pay to Lessor as additional rent a sum equal to one-twelfth (1/12th) of Lessee's Proportionate Percentage of the increase, multiplied by the number of months (and any fraction thereof) of the Lease term then elapsed since the increase in the Base Insurance Cost, and (ii) thereafter, commencing with then current monthly rent installment and continuing monthly thereafter, until a new comparative statement is sent to Lessee, Lessee shall pay as additional rent, together with the monthly installments of rent, an amount equal to one-twelfth (1/12th) of Lessee's Proportional Percentage of said increase.

        (3) If the cost of insurance decreases in any Comparison Year, the Base Rent will be reduced in the same manner as increases are determined (i.e., Lessee's monthly Base Rent will be decreased by Lessee's Proportionate Percentage of said decrease, divided by one-twelfth (1/12th) provided, however, that Lessee's share of said decrease shall be limited to the amount, if any, which Lessee has theretofore paid to Lessor as increased rent for such Comparison Year on the basis of the insurance costs before reduction).

     (d) Electric. (1) The additional rent described in Paragraph 4(b) represents Lessor's estimate of Lessee's Proportionate Percentage of the Base Electric Cost. In the event that the actual electric cost incurred by Lessor for supplying electric service to the building in which the Premises are located, attendant parking facilities, atrium, and grounds, should exceed the Base Electric Cost, at any time during the term of this Lease or any extension thereof, the additional rent payable under paragraph 4(b) shall be increased as described below.

        (2) At any time during the term of the Lease or any extension thereof, Lessor shall send to Lessee a comparative statement showing: (x) a comparison of the Base Electric Cost with the actual cost of supplying electric to the building, parking facilities, atrium, and grounds as described above and the resulting increase in cost to Lessor, and (y) the amount of Lessee's Proportionate Percentage of the increase (which shall be determined by multiplying the increase by Lessee's Proportionate Percentage).

        (3) On the first day for the payment of a monthly rent installment following the furnishing to Lessee of said comparative statement, (i) Lessee shall pay to Lessor as additional rent, a lump sum, equal to Lessee's Proportionate Percentage of the increase multiplied by the number of months said increase has been in effect, and (ii) thereafter, commencing with the then current monthly rent installment, and continuing monthly thereafter, until a new comparative statement is sent to Lessee, Lessee shall pay an additional rent, together with the monthly installments of rent, an amount equal to Lessee's Proportionate Percentage of the increase.

        (4) If the cost of supplying electric service as described above decreases during any month of this Lease or any extension hereof, the rental described herein and Paragraph 4(b) will be reduced in the same manner as increases are determined (i.e., Lessee's monthly electric charge will be decreased by Lessee's Proportionate Percentage of said decrease).

     (e) Consumer Price Index. (1) In view of the fluctuating purchasing power of the dollar, the Parties, desiring to adjust the Base Rent to such purchasing power, agree that adjustments shall be made in the Annual Base Rent commencing in the thirteenth month of the term of the Lease, and every twelve (12) months thereafter as hereinafter provided so as to reflect as nearly as possible such fluctuation. Each such yearly adjustment shall be determined by adding to the Annual Base Rent payable in the immediately preceding year, the product (expressed in dollars) derived by multiplying the Annual Base Rent for the preceding year by the percentage by which the Comparison Index for that calendar year has increased over the Index in the preceding calendar year. (The Index shall always be based on the Index in January of each calendar year), provided, however, that in no event will the Annual Base Rent payable in any year of the Lease (or any renewal thereof) increase by less than five percent (5%) of the Annual Base Rent payable in the immediately preceding year. Further provided that in the event the increase in the Annual Base Rent for any Comparison Year would reflect an increase in the Annual Base Rent of more than fifteen percent (15%) of the immediately previous year's Annual Base Rent, the Annual Base Rent shall be increased by fifteen percent (15%) plus one-half (1/2) of the increase above fifteen percent. In no event will Annual Base Rent payable in any year decrease from the amount paid in the previous year as a result of a change in the Index or otherwise. No adjustments or recoupments, retroactive or otherwise, shall be made due to any revision of the Index which may later be made in the published figures for January, as to that year.

        (2) At any time prior to the anniversary date of the Lease, Lessor shall send to Lessee a comparative statement setting forth: (i) the Index for the preceding year (which shall be the Index in effect for January of that year);
(ii) the Comparison Index for that calendar year; (iii) the percentage increase in the Index as to that Comparison Year; and (iv) the increase in Annual Base Rent attributable thereto. On the first day of the calendar month following the month in which the comparative statement is sent, commencing with the current month and continuing monthly thereafter until a different comparative statement is sent to Lessee, the monthly installments of rent shall be increased by an amount equal to one-twelfth (1/12th) of said increase. In the event that the Index is not available for any month of January, monthly installments of Annual Base Rent shall be made on the basis of the preceding December's installment until the cost of living adjustment is available. At such time, Lessee shall pay Lessor with its next following monthly payment, in addition to the adjusted monthly Base Rent installment, an adjustment payment equal to the difference between the monthly Base Rent paid and the monthly Base Rent which would have been paid if the Index were available.

        (3) For the purposes of determining increases in Annual Base Rent for any Comparison Year due to fluctuations in the Index. the Annual Base Rent for the preceding year shall specifically include the sum of the monthly Base Rents payable for the immediately preceding twelve (12) months, with such figure specifically including any increases in said monthly Base Rent resulting from increases in Taxes, Insurance, and the Consumer Price Index as described in Paragraph 33(b), (c) and (e), during the preceding year. The Annual Base Rent of the preceding year, however, does not include increases due to electrical charge increases as described in Paragraph 33(d).

     (f) Controversies. If in the event of any controversy arising as to the proper adjustment for rental payments under this Paragraph 33, Lessee shall pay the increased rental contained in any comparative statement sent by Lessor until such time as said controversy has been settled, at which time an adjustment will be made, retroactive to the beginning of the adjustment period in which the controversy arose.

     (g) Applicability. The provisions of this Paragraph 33 shall be applicable during the term of this Lease and any renewal or extension thereof.

     (h) Expiration of Lease. The expiration or termination of this Lease during any calendar year for any part or all of which there is an increase in the rent under this Paragraph 33 shall not affect the rights or obligations of the Parties hereto respecting such increase and any comparative statement relating to such increase may, on a pro rata basis, be sent to Lessee subsequent to, and all such rights and obligations shall survive any such expiration or termination.

     (i) Not Mutually Exclusive. The provisions relative to rent escalation contained in this Paragraph 33 are not mutually exclusive and increases under one subparagraph will not affect the right of Lessor to make increases under any other provision.

     (j) NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, THE TOTAL RENT PAYABLE BY LESSEE HEREUNDER SHALL NOT INCREASE FOR ONE (1) YEAR FROM THE DATE OF THIS LEASE BEYOND THE RENT DESCRIBED IN PARAGRAPH 4 WITH THE SOLE EXCEPTION OF ADJUSTMENTS FOR REAL ESTATE TAXES, INSURANCE, AND ELECTRIC AS DESCRIBED I N PARAGRAPHS 33(b), (c) AND (d).

     34. MASTER LEASE. The Parties expressly acknowledge that the Premises are located on real property which is the subject of a long-term Ground Lease ("Master Lease") by and between JOHN D. and CATHERINE T. MacARTHUR FOUNDATION, an Illinois not-for-profit corporation as Landlord ("MacARTHUR") and Lessee as tenant. The terms and provisions of this Lease and the rights of the Parties hereunder are expressly subject to and subordinate to the terms and provisions of the Master Lease, and in the event of any conflict between the terms of this Lease and the Master Lease, the Master Lease shall control. In the event of a cancellation or termination of the Master Lease in accordance with its terms or by surrender thereof, whether voluntary, involuntary or by operation of law, this Lease shall continue in full force and effect and will not be cancelled or terminated as a result of such cancellation, termination, or surrender of the Master Lease. Upon such cancellation, termination or surrender, Lessee shall make full and complete attornment to MacARTHUR for the balance of the term of this Lease with the same force and effect as though this Lease were originally made directly by Lessee with MacARTHUR. Nothing contained herein shall be construed as granting Lessee third-party beneficiary status as a result of the Master Lease.

     Notwithstanding the foregoing, MacARTHUR shall not be liable in any way or manner to Lessee for any act or omission, neglect or default on the part of Lessor, or be responsible for any monies owing by or on deposit with Lessor to the credit of Lessee and Lessee shall not have the right to set off or assert against MacARTHUR any such claim or any damages arising therefrom.

     At any time and from time to time, within fifteen (15) days after a request by Lessor or MacARTHUR, Lessee shall deliver to Lessor and MacARTHUR an Estoppel Certificate certifying to MacARTHUR and Lessor that this Lease is in full force and effect and unmodified, that Lessor is not in default thereunder, describing the space occupied by Lessee, the term of this Lease, the amount of rent to be paid thereunder and the date to which such rent has been paid.

     In the event Lessee fails to deliver such Estoppel Certificate after request by Lessor or MacARTHUR as provided above, Lessor and MacARTHUR shall both have all rights and remedies available to Lessor under this Lease for breach, including the right to collect legal fees and expenses from Lessee, including those arising out of any appellate action, as well as any and all other legal or equitable remedies.

     The interests of MacARTHUR and Lessor under the Master Ground Lease shall not be subject to liens for improvements contracted for or made by or on behalf of Lessee, or parties claiming by, through or under Lessee. The interests of MacARTHUR and Lessor under the Master Lease in the real property and building on which the Premises are located shall not be subject to a lien for any improvements made by Lessee, or for any work done or materials furnished to the Premises (or underlying property), at Lessee's request, and Lessee shall notify any contractor employed by Lessee to do work on or furnish materials to the Premises (or underlying property), prior to Lessee's entering into a contract with any such contractors, that the interests of MacARTHUR and Lessor under the Master Lease are not subject to such a lien, and the failure of Lessee to so notify any contractor, at the option of Lessor, shall be deemed as a default hereunder.

     In the event that any claim of lien is filed for any improvements by Lessee, or for any work done or materials furnished to the Premises (or underlying property) at Lessee's request, Lessee shall, within thirty (30) days of receipt of notice of any such claim of lien, transfer said lien to security in accordance with the provisions of Section 713.24, Florida Statutes (or any successor statute) or cause a release or satisfaction of lien to be recorded in the Public Records of Palm Beach County, Florida, totally releasing the Premises (or underlying property) therefrom. Failure to so transfer or discharge any such lien within the time provided shall be deemed as a default hereunder.

     35. COMPLIANCE WITH LAW. Lessee shall comply with all laws, ordinances, rules or regulations of the constituted public authorities applicable to the use and occupancy of the Premises and the business there conducted.

     36. ADDITIONAL RENT. All taxes, charges, and costs and expenses that Lessee assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the failure of Lessee to pay those items, and all other damages, costs, expenses, and sums that Lessor may suffer or incur, or that may become due, by reason of any default of Lessee or failure by Lessee to comply with the terms and conditions of this Lease shall be deemed to be additional rent, and, in the event of nonpayment, Lessor shall have all the rights and remedies as herein provided for failure to pay rent.

     37. CONDEMNATION. (1) In the event of a total condemnation of the Premises or of the building in which the Premises are located, this Lease shall terminate as of the date the condemning authority takes possession. In the event that less than the whole of said building is condemned or taken, then this Lease shall remain in force and effect; provided, however, that if the taking shall so interfere with the use of said building as to render the continued operation thereof economically infeasible to Lessor, then Lessor (whether or not the Premises be directly affected) may, at its option, terminate this Lease by notifying Lessee in writing of such termination.

        (2) In the event that less than the whole of the Premises shall be condemned if the space so taken renders continued operation of the Premises unusable for its intended purposes, then Lessee may at its option terminate this Lease as of the day the condemning authority takes possession by notifying Lessor in writing of such termination.

        (3) Upon any taking or condemnation and the continuation in force of this Lease as to any part of the Premises, the Base Rent shall be diminished by an amount representing the part of the said Rents properly allocated to the portion of the Premises which may be so condemned or taken and Lessor shall repair, alter and restore the remaining part of said building and the Premises to substantially their former condition, due allowance being made for the impact of such taking or condemnation.

        (4) Lessor shall be entitled to receive the entire award in any condemnation proceeding, including any award for the value of any unexpired term of this Lease, and Lessee shall have no claim against Lessor or against the proceeds of the condemnation. The foregoing shall not prohibit Lessee from making a claim against the condemning authority for relocation costs and for the value of any of Lessee's personal property, and for business damages and/or consequential damages, provided the same does not have the effect of decreasing Lessor's award.

     38. SUBORDINATION. This Lease and all rights of Lessee hereunder shall be subject and subordinate to the lien of any and all mortgages that may now or hereafter affect the Premises, or any part thereof, and to any and all renewals, modifications, or extensions of any such mortgages. Lessee shall on demand execute, acknowledge, and deliver to Lessor, without expense to Lessor, any and all instruments that may be necessary or proper to subordinate this Lease and all rights therein to the lien of any such mortgage or mortgages and each renewal, modification, or extension, and if Lessee shall fail at any time to execute, acknowledge, and deliver any such subordination instrument, Lessor, in addition to any other remedies available in consequence thereof, may execute, acknowledge, and deliver the same as Lessee's attorney in fact and in Lessee's name. Lessee hereby irrevocably makes, constitutes and appoints Lessor, its successors and assigns, his attorney in fact for that purpose.

     39. TIME OF ESSENCE. Time is of the essence in al provisions of this Lease.

     40. WAIVERS. The failure of Lessor to insist on a strict performance of any of the terms and conditions shall be deemed a waiver of the rights or remedies that Lessor may have regarding that specific instance only, and shall not be deemed a waiver of any subsequent breach or default in any terms and conditions.

     41. BANKRUPTCY; REMEDIES. If at any time after the date hereof, Lessee files in any court of the United States or of any state, a Petition in Bankruptcy (for dissolution or reorganization) or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors, or Lessee petitions for or enters into an arrangement or composition with creditors, this Lease shall be automatically terminated without further action and neither Lessee nor any persons claiming through or under Lessee by virtue of any statute or any order of any court shall be entitled to possession of the Premises and Lessor, in addition to any other rights and remedies given by virtue of any other provision in this Lease or by virtue of any statute or rule of law, may retain as liquidated damages any deposits, rents, or monies received by Lessor from Lessee or others on behalf of Lessee prior to Lessee's action described above.

     42. COMPLETE AGREEMENT. This Lease contains the complete expression of all agreements between the parties hereto and there are no promises, representations or inducements except as herein set forth, and no change shall be made in any of the terms and conditions hereof unless made in writing by both parties hereto.

43. The hereinbefore acknowledged deposit as well as additional deposits received from the Lessee prior to occupancy mentioned herein shall bear interest on said deposits at the rate of 5% per annum from the date funds are received to the actual date of Certificate of Occupancy issued on said Leased Suite. This interest is to be paid by the Lessor to Lessee at the time of final payment required under this lease prior to occupancy. If in the event Lessee defaults in any of the terms and conditions of said Lease at any time prior to Lessee's occupancy, Lessee shall forfeit all claim to accrued interest on the deposits and said interest as well as principal shall revert to the Lessor.

44. Addendum #1 further describing terms and conditions of this lease is hereby attached and made a part of this Lease.

     IN WITNESS WHEREOF, the parties have hereunto signed and sealed this Lease the day and year first above written.

                                         ADMIRALTY MANAGEMENT COMPANY

                                         ________________________________,(SEAL)
                                         LESSOR Vincent J. Pappalardo,
                                         President

Signed, sealed and delivered
in the presence of:

____________________________             ADMIRALTY BANK

                                         ________________________________,(SEAL)
____________________________             LESSEE

                                   ADDENDUM #1

This Addendum is made a part of that certain Lease between ADMIRALTY II, as Lessor, and ADMIRALTY BANK , as Lessee, dated ____________________.

     45. Lessor hereby agrees to complete interior improvements to Suites 100 and 200 in accordance with plans of Architect Schwab & Twitty, dated May 2, 1988, consisting of Sheets ID2.1, ID2.2, MID1 and E2.8 within an allowance of $160,140.00 in accordance with Exhibit "B" attached hereto and Cost Analysis proposal dated 7/21/88, per attached Exhibit "D".

     46. It is hereby understood by both parties to this Lease that this Lease is contingent upon Lessee receiving regulatory approval for location of a banking facility in tile Tower A of ADMIRALTY II, and Lessee hereby agrees to make application to the proper Regulatory agency by November 1, 1988.

     47. Lessor shall provide for Lessee, at no additional cost to Lessee, two covered parking spaces on the second deck of the appurtenant parking garage, for the duration of this lease.

     48. Notwithstanding the above, it is hereby understood by Lessor and Lessee that all pass-through expenses are included in the Base Rental, except electrical service, and except for increases in real estate taxes and insurance above the Base Year estimate of Lessor, which are as follows:

               A.  Real Estate Taxes............... $ 155,000.00
               B.  Insurance ...................... $  18,000.00

Lessee agrees to pay his pro-rata share of any increases in taxes or insurance above the amounts shown above, in accordance with the terms of this Lease.

     49. Lessor will permit Lessee to install an Automatic Teller Machine (ATM) in the Atrium of Radisson Hotel immediately east of bank's lobby in a kiosk which shall be bank's (Lessee's) sole expense. Lessor will furnish telephone and electric wiring to said kiosk at his expense. Lessee shall secure written approval of the design and finish of said kiosk from the Lessor which said approval will not be unreasonably withheld.

     50. Exhibit A (Renewal Addendum) and Exhibit B (Preconstruction Addendum to Lease) are hereby attached and made a part of this Lease.

IN WITNESS WHEREOF, the Parties have hereunto signed and sealed this Lease Addendum the day and year first above written.

                                       ADMIRALTY MANAGEMENT COMPANY

                                       __________________________________ (SEAL)
                                       LESSOR Vincent J. Pappalardo,
                                       President

Signed, sealed and delivered
in the presence of:

_______________________                ADMIRALTY BANK

                                       __________________________________ (SEAL)
_______________________                LESSEE

                                   EXHIBIT "A"
                                RENEWAL ADDENDUM

     Lessor hereby grants to Lessee an option to renew the Lease to which this addendum is attached for an additional term of two 10-yr terms following the term of said Lease. This option must be exercised by giving written notice thereof to Lessor not less than 120 days prior to the expiration of said Lease.

     The rental for the additional term shall be the rental for the term of the Lease as adjusted in accordance with the following formula:

     In the event the Index (as defined by Paragraph 33(a) of the Lease) at the time of commencement of the additional term is greater than such Index at the commencement of the term of this Lease, then the total base rental for the additional term shall be an amount equal to the Base Rent under Paragraph 4 of the Lease, increased proportionately to the increase in said Index.

     If the Index in January of any calendar year during the additional term shall exceed the Index at the time of the commencement of the additional term, then the Rent (which shall include the Base Rent, but shall exclude the charge for electric current consumed at the Premises) payable for the calendar year during which such January occurs, thereafter, until a new comparative statement is sent to Lessee, shall be increased by an amount equal to the proportionate increase in said Index. At any time after January 1st of such calendar year, Lessor shall send to Lessee a comparative statement setting forth (i) the Index in January of such year, (ii) the Index at the commencement of the additional term, (iii) the percentage increase and (iv) the increase in the Rent. On the first day of the calendar month ("Current Month") following the month in which the comparative statement is sent (x) Lessee shall pay to Lessor a sum equal to 1/12th of said increase in the Rent multiplied by the number of calendar months of the Lease term that elapsed since said January 1st, and (y) thereafter, commencing with the current month and continuing monthly thereafter until a different comparative statement is sent to Lessee, the monthly installments of Rent shall be increased by an amount equal to 1/12th of said increase. In no event shall the rental due and payable during the additional term be less than the rental payable for the first full month of the additional term.

     If, at the expiration of the original term of the Lease, said Index shall no longer be compiled, another Index generally recognized as authoritative will be substituted by agreement of the Parties, and if the Parties cannot agree to a substitute Index, such substitute Index shall be selected by arbitrators, one being appointed by Lessor, one by Lessee, and a third by the two arbitrators thus selected.

     Additional increases for Consumer Price Index increases shall be made every twelve (12) months thereafter during the term of this extension, in the same manner as described herein, provided that the increase in Rent will be based on a comparison of the Index for that calendar year with the Index for the previous calendar year.

     Notwithstanding the foregoing, in no event will the Annual Base Rent payable during any year of the extension increase by less than five percent (5%) of the Annual Base Rent payable in the immediately preceding year and in no event will the Annual Base Rent payable in any year decrease from the amount paid in the previous year as a result of a decrease in the Index. Further provided that in the event the increase in the Annual Base Rent for any year would result in a change in the Annual Base Rent of more than fifteen percent (15%) of the immediately preceding year's Annual Base Rent as a result of a change in the Index, the Annual Base Rent shall be increased by fifteen percent (15%) plus one-half (1/2) of the increase above fifteen percent (15%).

     At any time after January 1st of any Comparison Year, Lessor shall send to Lessee a comparative statement setting forth: (1) the Index for the preceding year (which shall be the Index in effect for January of that year); (2) the Comparison Index for that calendar year; (3) the percentage increase in the Index as to that Comparison Year; and (4) the increase in Annual Base Rent attributable thereto.

     The Annual Base Rent during the term of the extension shall also include periodic tax increases as described in Paragraph 33(b) of the Lease, and periodic insurance increases as described in Paragraph 33(c) of the Lease. Additionally, Lessee shall pay with each monthly Rent installment the electric charge described in Paragraph 4(b), as adjusted during the term of the Lease and as further periodically adjusted during the term of the extension in accordance with Paragraph 33(d) of the Lease.

     All terms herein shall have the same definition as contained in the Lease.

IN WITNESS WHEREOF, the parties have hereunto signed the Lease Renewal Addendum the day and year first above written.


                                       ADMIRALTY MANAGEMENT COMPANY

                                       __________________________________ (SEAL)
                                       LESSOR Vincent J. Pappalardo,
                                       President

Signed, sealed and delivered
in the presence of:

_______________________                ADMIRALTY BANK

                                       __________________________________ (SEAL)
_______________________                LESSEE

                                   EXHIBIT "B"
                        PRECONSTRUCTION ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE ("Addendum") made this ________ day of _________________ by and between ADMIRALTY MANAGEMENT COMPANY ("LESSOR") and ADMIRALTY BANK ("LESSEE").

     The following terms and provisions are hereby incorporated into that certain Lease ("Lease") by and between Lessor and Lessee dated , 19 , and shall be considered a part thereof.

                             PRECONSTRUCTION LEASES

(1) Definitions. For the purpose of this Addendum, the following terms shall have the meanings set forth:.

     (i) "Actual Construction Cost" means the actual total cost of constructing the building in which the Premises are to be located, and the attendant parking facilities, but specifically excluding individual tenant improvements. Such costs shall include all of the costs and charges, whether direct or indirect, so incurred by Lessor and shall include, without limitation: (1) Materials; (2) Labor; (3) Four percent (4%) profit for construction company; (4) Five percent (5%) overhead for construction company; (5) Extras; (6) Insurance; (7) Equipment rental; (8) Attorneys' fees; (9) Utilities; (10) Landscaping.

     (ii) "Estimated Construction Cost" means the cost of constructing the building in which the Premises are to be located, and the attendant parking facilities, but specifically excluding individual tenant improvements, as estimated prior to the commencement of the construction thereof.

(2) Lease Executed Prior to Construction. The Parties specifically acknowledge that this Lease is entered into prior to the commencement of the construction of the building in which the Premises will be located. The monthly Base Rent contained in Paragraph 4(a) is based on the assumption that the Actual Construction Cost will be $ 5,968, 537.00 ("Estimated Construction Cost"). In the event that the Actual Construction Cost varies from the Estimated Construction Cost, the monthly Base Rent payable hereunder shall be adjusted in the manner provided below.

(3) Certification of Estimated Construction Cost. Prior to the execution of this Lease, Lessor shall provide Lessee with a figure for the Estimated Construction Cost, certified by the Lessor and general contractor of Lessor as being a true and accurate estimate of the total cost of construction of said building and attendant parking facilities.

(4) Certification of Actual Construction Cost. Within sixty (60) days of the completion of the construction of the building in which the Premises are to be located and attendant parking facilities, as evidenced by the issuance of a Certificate of Occupancy, Lessor shall send notice to Lessee of the Actual Construction Cost, certified by the general contractor of Lessor as being true and accurate.

(5) Determination of Base Rent. In the event that the Actual Construction Cost varies from the Estimated Construction Cost, the Base Rent payable under Paragraph 4(a) shall be adjusted in accordance with the following formula:

     Actual Construction Cost
     ------------------------------  x $18.85 = Base Rent Per Square Foot
     Estimated Construction Cost

     The monthly Base Rent will then be determined by multiplying the number of square feet including prorata share of core area leased by Lessee by the product of the above formula. Said sum shall be the monthly Base Rent payable as of the commencement date of the Lease and such figure shall be substituted into the body of this Lease in Paragraph 4(a). The total Base Rent shall be determined by multiplying the new monthly Base Rent by the number of months of the Lease Term. The new Base Rent will then be subject to further adjustment as described in the Lease.

(6) Limitation on Increase in Base Rent. Notwithstanding any other provisions herein, in no event will the Base Rent payable per square foot be increased to a figure of more than $ 2.00 per square foot or decreased to a figure of less than $ 2.00 per square foot, as a result of the adjustments contained in this Exhibit.

(7) Cost of Interior Improvements. Lessor has agreed to cause its general contractor to construct interior improvements to the Premises in accordance with the plans and specifications submitted by Lessee and approved by Lessor. Said improvements shall be constructed within an allowance of One Hundred Sixty Thousand One Hundred Forty Dollars ($ 160,140.00 ) which figure specifically includes the cost to Lessor of the general contractor's overhead (5%) and profit (4%). In the event that the actual cost to Lessor of causing said interior improvements to be constructed is greater that said allowance, Lessee shall pay to Lessor the amount of such overage (which shall include payment of Lessor's general contractor's overhead (5%) and profit (4%)). In the event that the actual cost to Lessor of causing said interior improvements to be constructed is less than said allowance, Lessor shall pay to Lessee said difference. (Provided, that the actual cost to Lessor shall include payment of Lessor's general contractor's overhead (5%) and profit (4%).

(8)  This Addendum shall be attached to and made a part of this Lease.

(9) Cost Analysis: Interior Improvements proposal dated 7-21-88 is hereby attached hereto shown as Exhibit "D" and made a part of this Lease.

IN WITNESS WHEREOF, the parties have hereunto signed the Lease Renewal Addendum the day and year first above written.

                                       ADMIRALTY MANAGEMENT COMPANY

                                       __________________________________ (SEAL)
                                       LESSOR Vincent J. Pappalardo,
                                       President

Signed, sealed and delivered
in the presence of:

_______________________                ADMIRALTY BANK

                                       __________________________________ (SEAL)
_______________________                LESSEE

                                       ADMIRALTY MANAGEMENT COMPANY


                                   EXHIBIT "C"

            RULES AND REGULATIONS REFERRED TO IN THE FOREGOING LEASE

As a tenant in the ADMIRALTY II, you are hereby requested to observe the following rules and regulations. Their intent is to insure the orderly use of the building by all Lessees and their customers.

1) Inquiries with respect to the ADMIRALTY complex shall be made to the Manager located in Suite 801, 4400 PGA Blvd., Palm Beach Gardens, FL. Rental checks are to be made payable to: ADMIRALTY II, Suite 801, 4400 PGA Blvd., Palm Beach Gardens, FL 33410.

2) Lettering or signs identifying a Lessee's suite of business will not be permitted except professional lettering on entrance doors. Notwithstanding any other provisions of this Lease or the Rules and Regulations, it is hereby agreed by both the Lessee and the Lessor that if the Lessee is desirous of having a sign on his entrance door, same shall be limited in size, color and design to those specifications provided by Lessor, which specifications may change from time to time.

3) No sign, picture or other advertising material shall be affixed to the interior of any glass window of the leased Premises or affixed to the office building itself, or erected or constructed on any exterior part of the office buildings, atrium or restaurant.

4) All horizontal blinds and/or verticals of Lessees in the ADMIRALTY complex that adorn exterior windows shall have exterior facing liners dark bronze, black or dark blue in color; no other color will be permitted. No bottles, parcels or other articles shall be placed on the window sills in any part of the buildings.

5) Security of each individual suite is to be the responsibility of Lessee. Regular night patrols and door checks of the building entrance doors will be made by the Palm Beach Gardens Police Department. It is recommended that a local telephone number be registered with the Police Department in the event of an emergency.

6) Garbage and trash are to be stored in the parking structure trash areas in the dumpsters provided. All garbage is to be containerized by Lessee before depositing the same in the dumpsters. Cardboard boxes must be flattened before being placed in said dumpsters.

7) All Lessees and their employees/licensees shall park on the top deck of the appropriate parking garage, as located on the Premises, or at assigned spaces on the second deck. In general, first and second floor parking shall be reserved for visitor and paid parking. Lessee shall insure that its servants, agents, employees, guests, licensees, and contractors do not use parking spaces in excess of those granted by this Lease which, for Suite #100 & 200, shall be 27 parking spaces.

8) For security reasons, the office building entry doors will be locked electronically at 6:00 PM each evening. Lessees can secure entrance by the security code provided; however, Lessee's visitors shall utilize the telephone security entry system as provided at each office building.

9) Lessee shall not lay linoleum, ceramic tile or other similar floor covering so that the same shall come in direct contact with the floor of the Premises and, if linoleum, ceramic tile or other similar floor covering is desired to be used, an interlining of builder's sound deadening felt shall be first fixed to the floor with a paste or other material that may be easily removed with water. The use of cement or other similar adhesive material is expressly prohibited.

10) Lessee shall not make, or permit to be made, any unseemly or disturbing noises or interfere with other tenants or those having business with them, nor shall Lessee perform any cooking in the Premises.

11) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Lessee, and Lessee shall, upon the termination of this tenancy, deliver to Lessor all keys to any space within the building, either furnished to or otherwise procured by Lessee, and in the event of the loss of any keys so furnished, Lessee shall pay to Lessor the cost thereof. Lessee shall not do anything which may in any way impair the security of the buildings.

12) Lessor reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising. Business machines and other equipment shall be placed and maintained by Lessee at Lessee's expense in settings sufficient in Lessor's reasonable judgment to absorb and prevent unreasonable vibration, noise and annoyance.

13) Lessee shall clean or permit the cleaning of any window in the Premises from the outside, in strict conformity with applicable law and the Rules and Regulations promulgated thereunder, by the Lessor, at Lessee's expense.

14) In moving into the building, Lessee may tie up only one designated elevator for use in moving furniture, etc. All move-in/move-out activity must be scheduled for a weekend or at other times as so approved by Lessor.

15) Lessor shall not be responsible to Lessee for the non-observance or violation of any of these Rules and Regulations by any other tenants.

16) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the buildings shall not be obstructed or encumbered by Lessee or used by Lessee for any purpose other than ingress and egress to and from the Premises. If the Premises are situated on the ground floor with direct access to the street, then Lessee shall, at Lessee's expense, keep the sidewalks and curbs directly in front of the Premises clean and free from refuse.

17) No awnings, air conditioning units or other projections shall be attached to the outside walls or window sills of the buildings or otherwise project from the buildings.

18) Tenant shall not install or permit the use of any electrical appliances or equipment which will overload the electrical circuitry in the Premises, and further expressly agrees not to install or permit the use of any stove or other appliance, other than office machines customarily utilized, without the express written consent of the Lessor.